UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 05, 2017 (September 29, 2017)

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

860 Conger Street, Eugene, OR 97402

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Agreement.

As previously disclosed in a Current Report on Form 8-K filed on August 25, 2017, Quest Solution, Inc. (the “Company”) appointed Benjamin N. Kemper as its Chief Financial Officer and Principal Accounting Officer. On October 02, 2017, the Company entered into an employment agreement with Mr. Benjamin Kemper as Chief Financial Officer of the Company.

The term of the agreement is effective on October 02, 2017 and shall continue for twelve (12) months, unless earlier terminated in accordance with the employment agreement entered into between the Company and Kemper. The term of Kemper’s employment shall be automatically renewed for successive one (1)-year periods until Kemper or the Company delivers to the other party a written notice of their intent not to renew the employment term. The Company shall pay Kemper a base salary at the annual rate of $130,000, a $20,000 signing bonus, as well as grant Kemper 500,000 options to purchase common stock of the Company at the closing stock price on the trading date prior to the date hereof.

As previously disclosed in a Current Report on Form 8-K filed on August 25, 2017, the Company terminated without cause its Contractor Agreement with Mr. Joey Trombino and the Amendment 1 to the Contractor Agreement with an effective date of August 31, 2017 (the “Effective Date”). On September 29, 2017, the Company entered into a Termination Agreement (the “Agreement”) with Mr. Trombino. The Company shall pay Mr. Trombino $26,000 on the execution of this Agreement and $26,000 on November 1, 2017. If the Company defaults on the November 1, 2017 payment, the Company will be assessed a $20,000 penalty due immediately. Pursuant to the Agreement, Mr. Trombino waived any claims that he may have against the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

See the disclosure in Item 1.01.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Termination Agreement dated September 29, 2017, by and between Quest Solution, Inc. and Mr. Joey Trombino

10.2	Employment Agreement dated October 02, 2017, by and between Quest Solution, Inc. and Mr. Benjamin Kemper

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 05, 2017

QUEST SOLUTION, INC.

By:	/s/ Shai S. Lustgarten
Shai S. Lustgarten
Director, President and CEO